Statement of Additional Information

Dated: August 26, 2005

As Supplemented: September 16, 2005

MDT Funds

MDT All Cap Core Fund
MDT Tax Aware/All Cap Core Fund
MDT Large Cap Growth Fund
MDT Mid Cap Growth Fund
MDT Small Cap Core Fund
MDT Small Cap Growth Fund
MDT Small Cap Value Fund

MDT Balanced Growth Fund
MDT Short-Term Bond Fund

This Statement of Additional Information (“SAI”) provides general information about MDT All Cap Core Fund, MDT Tax Aware/All Cap Core Fund, MDT Large Cap Growth Fund, MDT Mid Cap Growth Fund, MDT Small Cap Core Fund, MDT Small Cap Growth Fund, MDT Small Cap Value Fund, MDT Balanced Growth Fund and MDT Short-Term Bond Fund (each a “Fund”, together the “Funds”), each a series of MDT Funds. This SAI is not a prospectus and should be read in conjunction with the Funds’ current Prospectuses, each dated August 26, 2005 as supplemented and amended from time to time, which is incorporated hereto by reference. To obtain a copy of a Prospectus, please write or call the Funds at the address or telephone number below.

The Funds’ financial statements for the fiscal year ended July 31, 2004 and the Funds’ unaudited financial statements for the fiscal period ended January 31, 2005 are incorporated herein by reference to the Funds’ Annual Report dated July 31, 2004 and the Funds’ Semi-Annual Report dated January 31, 2005, respectively. A copy of the Annual Report may be obtained without charge by calling or writing the Funds as shown below.

MDT Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-784-6867

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TABLE OF CONTENTS
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ORGANIZATION OF THE TRUST AND THE FUNDS	3
Description of the Funds	4

INVESTMENTS POLICIES, STRATEGIES AND ASSOCIATED RISKS	4
Temporary Investments	19
Fundamental Investment Limitations	19

PORTFOLIO HOLDINGS INFORMATION	20

Management of the Funds	22
Board of Trustees	22
Board Committees	23
Board Interest in the Funds	24
Control Persons, Principal Shareholders, and Management Ownership	25
Investment Adviser	26
Portfolio Managers	30

DISTRIBUTION AND SHAREHOLDER SERVICING	33
Distributor	33
Distribution Plan	33
Service Providers	35

SUPPORT PAYMENTS	35

Code of Ethics	36

Proxy Voting Procedures	37

Anti-Money Laundering Compliance Program	38

Valuation of Shares	38

Purchase and Redemption of Shares	40

Portfolio Transactions	43

Portfolio Turnover	45

Tax Considerations	45

Calculation of Performance Data	46

Counsel	47

Independent Registered Public Accounting Firm and Financial Statements	48

APPENDIX	49

Organization of the Trust and the Funds
MDT Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on June 26, 2002. The Trust’s Declaration of Trust permits the Trust to offer separate series of units of beneficial interest and separate classes. The Funds are currently the only series of the Trust and currently offer an Institutional Class, Class A and Class C shares. The Funds are each diversified series and have their own investment objectives and policies. The Trust may start more series or classes and offer shares of a new fund under the Trust at any time. On August 26, 2005, the Trust changed its name to “MDT Funds.” Before that time the Trust was known as the “Optimum QTM Funds”

The Trust is authorized to issue an unlimited number of interests (or shares) at $0.01 par value. Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940 (the “1940 Act”) or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Funds represents equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interests in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of a Fund. In the event of the dissolution or liquidation of a Fund, the holders of shares of a Fund are entitled to share pro rata in the net assets of a Fund available for distribution to shareholders.

The Trust has adopted an Amended Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, which details the attributes of the Institutional Class, Class A and Class C shares of the Funds. Generally, Class A and Class C shares are subject to a Rule 12b-1 fee as described in the Class A and Class C prospectus. Shares of the Institutional Class are not subject to a Rule 12b-1 fee. More information regarding the Rule 12b-1 Plan can be found under the sub-heading “Distribution Plan.”

Description of the Funds
The Funds are each open-end, diversified investment companies, or mutual funds, with different investment objectives and strategies. The Funds’ investment objectives are described in the prospectuses together with each principal strategy. Below are the Funds’ strategies and other securities in which the Funds may invest. The MDT All Cap Core Fund, MDT - Tax/Aware All Cap Core Fund, MDT - Large Cap Growth Fund, MDT - Mid Cap Growth Fund, MDT - Small Cap Core Fund, MDT - Small Cap Growth Fund and MDT - Small Cap Value Fund typically invest primarily, if not entirely, in equity securities, while the MDT Short-Term Bond Fund typically invests primarily, if not entirely, in fixed-income securities. The MDT Balanced Growth Fund invests in proportion of equity and fixed-income securities between these two extremes. As a consequence, it is expected that the MDT All Cap Core Fund, MDT - Tax/Aware All Cap Core Fund, MDT - Large Cap Growth Fund, MDT - Mid Cap Growth Fund, MDT - Small Cap Core Fund, MDT - Small Cap Growth Fund and MDT - Small Cap Value Fund will incur more risk than the MDT Balanced Growth Fund, which will in turn incur more risk than the MDT Short-Term Bond Fund. A diversified Fund may not purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Fund’s assets may be invested without regard to this limitation.

Investments Policies, Strategies and Associated Risks
The following discussion supplements the description of the Funds’ investment objectives and strategies set forth in the Fund summaries contained in the Prospectuses. Except for the fundamental investment limitations listed below (see “Fundamental Investment Limitations”), the Funds’ investment strategies and policies are not fundamental and may be changed by sole action of the Trust’s Board of Trustees, without shareholder approval. Furthermore, these policies, strategies and risks pertain to all of the Funds. While each Fund is permitted to hold securities and engage in various strategies as described hereafter, none are obligated to do so.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether an investment complies with the Funds’ investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, a Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, a Fund intends to sell such investments as soon as practicable while trying to maximize the return to its shareholders. Please note, however, that the guidance referenced in the first two sentences does not apply to a Fund’s investments in illiquid securities or a Fund’s borrowing of money.

Other Investment Companies
Investment in other investment companies is a principal strategy of the Balanced Growth Fund and a non-principal strategy of the All Cap Core Fund, Tax-Aware/All Cap Core Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund and Short-Term Bond Fund. Each Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, or its affiliated persons, as a whole. As a shareholder of another investment company, each Fund bears, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Equity Securities
As a principal strategy, the All Cap Core Fund, the Tax Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Balanced Growth Fund invest in equity securities. The Short-Term Bond Fund generally does not invest in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see “Debt Securities” below.

The All Cap Core Fund, Tax Aware/All Cap Core Fund and the Balanced Growth Fund may invest in any size company. The Large Cap Growth Fund may invest in large-size companies, while the Mid Cap Growth Fund may invest in medium-size companies and the Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund may invest in small-size companies. As a non-principal strategy, the Funds may invest in companies small enough to be considered micro-cap companies. Although diminished in large cap companies, the risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent the Funds invest in the equity securities of small or medium-size companies, they will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Micro-Cap Companies
The All Cap Core Fund, the Tax Aware/All Cap Core Fund the Small Cap Core Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Balanced Growth Fund may invest in micro-cap companies. Generally, small, less-seasoned companies have more potential for rapid growth. They also often involve greater risk than large- and mid-cap companies, and these risks are passed on to the Fund. Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of companies with larger capitalization, and will be more vulnerable to adverse business or economic developments in the market as a whole. The value of securities of micro-cap companies, therefore, tends to be more volatile than the value of securities of larger, more established companies. Micro-cap company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities. Because of this, if a Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Debt Securities
As a principal strategy, the Balanced Growth Fund and the Short-Term Bond Fund invest in debt securities. The All Cap Core Fund, the Tax Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund generally do not invest in debt securities. Debt purchased by each Fund will be as described in the Prospectuses. Debt securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Securities referred to as “high-risk” securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. Each Fund may invest in high yield debt securities or “junk bonds” that are considered high risk. Special tax considerations are associated with investing in high-yield securities structures as zero coupon or “pay-in-kind” securities. A Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

The payment of principal and interest on most debt securities purchased by a fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

The ratings of Standard & Poor’s, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. For a more detailed description of ratings, please see the Appendix.

U.S. Government Obligations. Investment in U.S. Government obligations is a principal strategy of the Balanced Growth Fund and the Short-Term Bond Fund. The All Cap Core Fund, the Tax Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund do not invest in U.S. Government obligations except for cash management purposes. The Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Diversification of Investments
As a principal strategy, each Fund may not purchase the securities of any one issuer (other than the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Borrowings
As a non-principal strategy, each Fund may borrow funds to meet redemptions, for other emergency purposes, or to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of a Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by a Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than if borrowing were not used.

Securities Lending
As a non-principal strategy, the Funds may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of a Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. A Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. Any securities that a Fund may receive as collateral will not become part of a Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which a Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and a Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Restricted and Illiquid Securities
As a non-principal strategy, the Funds may invest up to 15% of their net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are generally no restrictions on a Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees. The Adviser is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees). If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities, which may not exceed 15% of a Fund’s net assets. Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that a Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing securities. A Fund is permitted to sell restricted securities to qualified institutional buyers.

Foreign Securities
The Balanced Growth Fund as a principal strategy and the Short-Term Bond Fund as a non-principal strategy may invest in foreign securities. The All Cap Core Fund, the Tax Aware/All Cap Core Fund, the Balanced Growth Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund may also invest in securities that could be classified as foreign securities. However, the Funds will not consider securities of a company organized outside of the United States as “foreign securities” if (1) their principal trading market is in the United States; (2) the securities are denominated in U.S. dollars; and (3) the issuer/company files financial statements with the SEC or other U.S. regulatory authority. The Adviser may look at other factors such as whether the issuer/company does substantial business in the United States or with U.S. citizens or has its principal place of business in the United States.

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments.

In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Furthermore, investing in foreign securities can carry higher returns and risks than those associated with domestic investments. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of a Fund’s net assets and income may be affected by changes in exchange rates and regulations.

The internal politics of certain foreign countries may not be as stable as that of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Furthermore, the interest and dividends payable on certain foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a Fund and that may ultimately be available for distribution.

Other differences between investing in foreign companies and the U.S. include:

•	Information is less publicly available;
•	There is a lack of uniform financial accounting standards applicable to foreign companies;
•	Market quotations are less readily available;
•	There are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks;
•	There is generally a lower foreign securities market volume;
•	It is likely that foreign securities may be less liquid or more volatile;
•	There are generally higher foreign brokerage commissions;
•	There may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems; and
•	The mail service between countries may be unreliable.

Emerging Market Countries
Although there is no current intention to do so, as a non-principal strategy, the Balanced Growth Fund may also invest in emerging market countries or developing countries. The Short-Term Bond Fund may not invest in emerging market countries. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, Funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involve a high degree of risk.

Derivatives
As a non-principal strategy, each Fund may be invested in derivative securities. The Funds may invest in a wide range of derivatives, including call and put options, futures, and forward contracts, for hedging purposes as well as direct investment. Each Fund may use derivatives to hedge large cash flows with the intent of reducing the trading costs of the Funds.

Buying Call and Put Options. Call and put options may be entered into in order to limit the risk of a substantial increase in the market price of the security that a Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction cost. By buying a put, a Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction cost. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options. The Funds have the ability to write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as a Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is “covered” if such Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash and high grade debt securities in a segregated account with its custodian bank. A Fund may purchase securities, which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of that Fund. A Fund’s turnover may increase through the exercise of a call option; this will generally occur if the market value of a “covered” security increases and such Fund has not entered in to a closing purchase transaction.

As a writer of an option, a Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause a Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of the loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a Fund’s ability to close out the option it has written.

A Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities indices, or foreign currencies. With respect to securities and foreign currencies, a Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be “covered” by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When a Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, each Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls bellows the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Funds may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciated price above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Funds’ ability to close out the option that it has written.

The writer of an option who wishes to terminate its obligation may effect a “closing purchase transaction” by buying an option of the same securities as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Funds to use cash or proceeds from the investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

Funds realize profits from closing purchase transactions if the price of the transaction is less than the premium received from writing the option. Likewise, a Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security.

Writing Over-the-Counter (“OTC”) Options. The Funds have the ability to engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information obtained from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Funds will cover any OTC put and call options with some form of U.S. Government Obligation.

Futures Contracts. The Funds have the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery or cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin.” Thereafter, a Fund may need to make subsequent deposits, known as “variation margin,” to reflect changes in the level of the stock index.

Risks Associated With Options and Futures. A Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in the market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a Fund receives a premium but loses any opportunity to profit from an increase in the market price if the underlying securities decline, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a particular Fund’s investment securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund’s investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund’s investment securities may differ substantially from the changes anticipated by a Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than such Fund’s initial investment in such a contract.

The Commodity Futures Trading Commission (“CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund’s strategies for hedging its securities.

Often, futures purchased or sold by a Fund will be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the CFTC regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. A Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections as transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

When-Issued Purchases, Delayed Delivery and Forward Commitments
As discussed in the Prospectuses, the Funds may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place. In addition, when a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day that Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Short Sales
As a non-principal strategy, although not currently part of any of the Fund’s investment strategies, each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities. A Fund must borrow the security to deliver it to the buyer. A Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue on the security during the loan period. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Adviser anticipates that the frequency of short sales will vary substantially under different market conditions and each Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, each Fund also has the ability to make short sales “against the box,” a transaction in which a Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time a Fund delivers the security to close the short position. A Fund receives the net proceeds from the short sale.

When the Fund’s portfolio manager anticipates that the price of a security will decline, the portfolio manager may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.

Mortgage-Backed and Asset-Backed Securities
As a principal strategy for the Balanced Growth Fund and the Short-Term Bond Fund, the Funds may invest in residential and commercial mortgage-backed as well as other asset-backed securities (collectively called “asset-backed securities”). These securities are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average-weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Mortgage-backed securities such as collateralized mortgage obligations (“CMOs”) may also be purchased. There are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and CMOs which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes (“PACs”) which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose a Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e. credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing, or liquidating such securities.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Warrants
As a non-principal strategy, the Funds have the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Stripped Securities
As a non-principal strategy, a Fund may have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Repurchase Agreements and Reverse Repurchase Agreements
As a non-principal strategy, the Funds may have a portion of their net assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its net assets, a Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to a Fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by a Fund in each repurchase agreement. The Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund’s ability to sell the underlying securities. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e. banks or broker-dealers that the Adviser has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Fund’s obligation under the agreement, including accrued interest, in a segregated account with the Fund’s custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

The use of repurchase agreements by a Fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of the Fund, and therefore the realization by the Fund on the collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Temporary Investments
When the Adviser believes market or economic conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund’s net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents, or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the Funds, or the U.S. economy. Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market fund shares, and other money market equivalents. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Fundamental Investment Limitations
Unless otherwise noted, each of the Funds has adopted and is subject to identical fundamental investment limitations. The following restrictions may only be changed if the change is approved by holders of a majority of a Fund’s outstanding voting securities. As used in this SAI, “a majority of a Fund’s outstanding voting securities” means (i) more than 50% of the Fund’s outstanding voting shares or (ii) 67% or more of the Fund’s voting shares present at a shareholder meeting if more than 50% of the Fund’s outstanding voting shares are represented at the meeting in person or by proxy, whichever is less.

Each Fund may not:

1.
Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that a Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

2.
Make loans if, as a result, more than 33 1/3% of any Fund’s total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities (iv) loan money to other Funds within the Trust in accordance with the terms of any applicable rule or regulation that may permit such practice (inter-fund lending is currently prohibited under the 1940 Act) or an exemptive order (granted directly to Fund) removing the current prohibitions that exist under the 1940 Act.

3.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4.
Issue senior securities, except that this restriction shall not be deemed to prohibit the Funds from (i) making any permitted borrowings, loans, mortgages, or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

5.
Borrow money in an amount exceeding 33 1/3% of the value of each Fund’s total assets, provided that each Fund may borrow money from other funds within the Trust in accordance with the terms of any applicable rule or regulation that may permit such practice (inter-fund borrowing is currently prohibited under the 1940 Act) or exemptive order (granted directly to Fund) removing the current prohibitions that exist under the 1940 Act.

6.
Concentrate its investments in any one industry or sector if, as a result, 25% or more of a Fund’s assets will be invested in such industry or sector. This restriction, however, does not limit a Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities.

7.	Invest in other investment companies except as permitted by the 1940 Act, as amended.

The Trust has made an election under Rule 18(f)(1) of the 1940 Act to pay in cash all redemptions by shareholders of record, limited in amount with respect to each shareholder during any 90 day period to the lesser of (i) $250,000 or (ii) the net asset value of the Fund at the beginning of such period.

Portfolio Holdings Information

Each Fund may disclose portfolio holdings information as required by applicable law (e.g., in annual and semi-annual reports, and in quarterly reports on Form N-Q), or as requested by governmental authorities. These reports describe the portfolio holdings as of the end of the relevant period, and are filed and distributed to shareholders (when applicable) within the time limits established by the SEC.

In addition, information concerning the Funds portfolio holdings may be disclosed as provided below:

Disclosure of Holdings to Service Providers and Ratings Agencies
Pursuant to policies and procedures adopted by the Funds’ Board of Trustees, the Adviser may distribute (or authorize the custodian or distributor to distribute) non-public portfolio information (“Confidential Portfolio Information”) to a Fund’s service providers, including on an ongoing basis. These service providers include custodians, pricing services, proxy voting services, accountants and auditors named in the Trust’s registration statement (“Service Providers”).

The Adviser may distribute (or authorize the custodian or distributor to distribute) Confidential Portfolio Information to and to facilitate review of a Fund by certain mutual fund analysts and ratings agencies (currently, Morningstar, Citigate Financial Intelligence, Vickers Stock Research, Lipper, Standard & Poors, Thomson Financial and Bloomberg L.P.) (“Rating Agencies”); provided, however, that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement. Such confidentiality agreements generally shall include a prohibition on trading based on the Confidential Portfolio Information. The frequency with which the Confidential Portfolio Information will be disclosed, as well as the lag time associated with such disclosure, will vary and could range from no lag time in some cases (for example, information provided to the transfer agent and the fund administrator) to four months, given the Funds’ policy of publicly disclosing their portfolio holdings every four months as described below. Additionally, the Funds will disclose their portfolio holdings information on the MDT Funds website quarterly, within one month of the end of each calendar quarter.

Disclosure of Individual Portfolio Holdings
Employees of the Adviser may discuss specific Fund portfolio holdings with the public and/or the media. The Adviser maintains policies and procedures which require pre-approval prior to an employee discussing a specific security. In addition, the confirmation of whether a stock is held in a Fund and the specific weighting must follow the public disclosure procedures as described above.

Various non-Fund portfolios of other clients of the Adviser may hold securities substantially similar to those held by the Funds, since the Adviser maintains a “target portfolio” for each of its investment strategies which often utilize similar securities for various client portfolios (including the Funds’) managed with a particular investment strategy. The Adviser has implemented separate policies and procedures with respect to appropriate disclosure of such non-Fund holdings and target portfolios, including to the Adviser's other clients and their agents. These policies and procedures are similar to the policies and procedures of the Funds, and are designed to keep the portfolio holdings information confidential.

Board of Trustees Oversight of Disclosure of Fund Portfolio Holdings
Any other distribution of Confidential Portfolio Information requires the prior approval of the President of the Funds or the Funds’ Chief Compliance Officer upon a determination that the Fund has a legitimate business purpose for the disclosure and the party is subject to a duty of confidentiality. Any such disclosure of Fund portfolio holdings will be reported to the Board of Trustees at its next regular meeting. In the event of a conflict between the interests of the Fund and the interests of Adviser or an affiliated person of the Adviser, the Chief Compliance Officer shall make a determination in the best interests of the Fund, and shall report such determination to the Fund’s Board of Trustees. This policy, together with the policies described above which have been approved by the Board of Trustees, ensures that any disclosure of Confidential Portfolio Information is in the best interests of Fund shareholders.

Management of the Funds

Board of Trustees
The management and affairs of the Funds are supervised by the Board of Trustees of the Trust. The Board of Trustees consists of five individuals, three of whom are not “interested persons” of the Trust or the Adviser as that term is defined in the 1940 Act (“Independent Trustees”). The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds. The Trustees of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Albert H. Elfner, III 53 Chestnut Street Boston, MA 02114 DOB: 10/6/1944	Trustee	Indefinite term; Since August 2002	Chairman/CEO, Keystone Investment, an investment company (1992 - 1996); Chairman, Evergreen Investment Management, an investment management company (1996 - 1999).	9	Unitil Corp, investor owned utility (1998 - present); NGM Insurance Co.
Jean E. de Valpine c/o 125 CambridgePark Drive Cambridge, MA 02140 DOB: 12/14/1921	Trustee	Indefinite Term; Since August 2002	Retired	9	Visarc, Inc., a computer company (1986 - present); TradeCraft Corp., a patent company (1998 - present).
C. Roderick O’Neil O’Neil Associates P.O. Box 405 South Glastonbury, CT 06073-0405 DOB: 01/26/1931	Trustee	Indefinite term; Since August 2002	Chairman, O’Neil Associates, an investment consultant (1984-present).	9	CIIT, a money market fund (1996-present).
Harland A. Riker, Jr. The Chalet 305 127 Peruvian Ave. Palm Beach, FL 33480 DOB: 8/1/1928	Trustee	Indefinite term; Since August 2002	Retired	9	Interstate Resource, a paper/packaging company; Chairman of Advisory Board, Palamon Capital Partners, a UK-based private equity firm investing in Europe; Provident Art Trust Foundation.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
R. Schorr Berman* 125 CambridgePark Drive Cambridge, MA 02140 DOB: 8/22/1948	Trustee and President	Indefinite Term; Since August 2002	President and Chief Executive Officer, MDT Advisers, a division of Harris Bretall Sullivan & Smith LLC and its predecessor, MDT Advisers, Inc., an investment adviser (1987 - present).	9	Harris Bretall Sullivan & Smith LLC; Keurig Premium Coffee System, a signal/cup coffee brewing system (2001-present);Intranets.com, an intranet software company (1999-present.
John C. Duane 125 CambridgePark Drive Cambridge, MA 02140 DOB: 5/21/1954	Treasurer	Indefinite Term; Since 2002
Controller, MDT Advisers, a division of Harris Bretall Sullivan & Smith LLC and its predecessor, MDT Advisers, Inc., an investment adviser (1999-present); Controller, Bank Boston, N.A., investment banking company (1995-1999).

				N/A	N/A
	Chief Compliance Officer	Indefinite Term; Since June 2004
John F. Sherman 125 CambridgePark Drive Cambridge, MA 02140 DOB: 8/28/1967	Secretary	Indefinite Term; Since August 2002
Portfolio Manager, MDT Advisers, a division of Harris Bretall Sullivan & Smith LLC and its predecessor, MDT Advisers, Inc., an investment adviser (2000 - present); Senior Analyst, Citizens Financial Group, a banking company (1999 - 2000); Senior Analyst, FDIC, bank supervisor (1991 - 1999).

				N/A	N/A
__________________________
*Mr. Berman is considered an “interested person” as defined in the 1940 Act because of his affiliation as President and CEO of the Adviser.

Board Committees
The Board of Trustees has three standing committees as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually. The Audit Committee met twice during the fiscal year ended July 31, 2005. The Audit Committee is comprised of all of the Independent Trustees as follows: Mr. Elfner, Mr. De Valpine, Mr. O’Neil and Mr. Riker.

Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee did not have reason to meet during the fiscal year ended July 31, 2004. The Nominating Committee is comprised of all of the Independent Trustees as follows: Mr. Elfner, Mr. De Valpine, Mr. O’Neil and Mr. Riker. There are no policies in place regarding nominees recommended by shareholders.

Valuation Committee. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when a price is not readily available. The Valuation Committee did not meet during the fiscal year ended July 31,2004. Mr. Berman (an interested trustee) and Mr. Duane (the treasurer) comprise the Valuation Committee.

Compensation
For their service as Trustees of the Trust, the Independent Trustees receive a retainer fee of $1,000 per year and $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended July 31, 2004:

Independent Trustees
Name of Person/Position	Aggregate Compensation From Fund*	Pension or Retirement Benefits accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex* Paid to Trustees
Albert H. Elfner, III	$6,000	None	None	$6,000
Jean E. de Valpine	$6,000	None	None	$6,000
C. Roderick O’Neil	$6,000	None	None	$6,000
Harland A. Riker	$6,000	None	None	$6,000
*These figures represent total payments for the three series of the Funds comprising the Trust as of July 31, 2004. The All Cap Core Fund, the Balanced Growth Fund, and the Short-Term Bond Fund each paid $2,000 to each Trustee.

Board Interest in the Funds
As of December 31, 2003, the Trustees beneficially owned the following amounts in the Funds.

Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Dollar Range of Equity Securities Beneficially Owned (1)

Independent Trustees
Name of Trustee	All Cap Core Fund	Balanced Growth	Short-Term Bond Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Albert H. Elfner, III	None	None	None	None
Jean E. de Valpine	D	None	None	D
C. Roderick O’Neil	D	None	None	D
Harland Riker	B	None	None	B

Interested Trustees
Name of Trustee	All Cap Core Fund	Balanced Growth	Short-Term Bond Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
R. Schorr Berman	D	B	B	D
(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Control Persons, Principal Shareholders, and Management Ownership
Control persons are persons deemed to control a Fund because they own beneficially over 25% of its outstanding securities. Control persons could affect the outcome of proxy voting or the direction of management of a Fund. Principal holders are persons that own beneficially 5% or more of a Fund’s outstanding shares. As of July 31, 2005 all other Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) 1.25% of shares of the Institutional Class of the All Cap Core Fund and less than 1% of shares of the Balanced Growth Fund, Short-Term Bond Fund and the Adviser Class of the All Cap Core Fund.

The following tables provide the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund as of July 31, 2005

Principal Holders of the All Cap Core Fund - Institutional Class

		%Ownership
Name and Address	Shares	of Fund	of Class	Type of Ownership
U.S. Bank N.A. Customer Harry W. Lambe 10 Mills Pt. Middleton, MA 01949-2505	205,753.981	4.25%	7.20%	Beneficial

U.S. Bank N.A. Customer Donald W. Meals 16 Pheasant Lane Bedford, MA 01730-1043	143,529.082	2.97%	5.02%	Beneficial

Principal Holders of the Balanced Growth Fund - Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
U.S. Bank N.A. Customer Richard F. Messing 51 Arlington Rd. Wellesley, MA 02481-6127	378,222.791	7.85%	Beneficial

As of July 31, 2005, neither the Class A shares of the All Cap Core Fund nor the Short-Term Bond Fund had any principal holders.

Control Persons of the Funds
The Funds do not have any Control Persons.

Investment Adviser
In an August 26, 2002 merger between MDT Advisers, Inc. and Harris Bretall Sullivan & Smith, LLC (“HBSS”), MDT Advisers, became a division of HBSS. HBSS is a Delaware limited liability company, registered as an investment adviser with the SEC. MDT Advisers is now a division of HBSS (the “Adviser”).

On August 7, 2002, the Board of the Trustees of the Trust, on behalf of the All Cap Core Fund, the Balanced Growth Fund and the Short-Term Bond Fund, approved an initial two-year investment advisory agreement with the Adviser, and On May 17, 2005, the Board of Trustees of the Trust, on behalf of the Tax Aware All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund, approved an initial two year investment advisory agreement with the Adviser (each an “Agreement,” collectively, the “Agreements.”). After the initial two years, each Agreement may continue on a year-to-year basis provided that specific approval is voted at least annually by the Board of Trustees of the Trust or by the vote of the holders of a majority of the outstanding voting securities of the Funds. In either event, the Agreement must also be approved by a majority of the Trustees of Trust who are neither parties to the Agreement nor “interested persons” as defined in the 1940 Act at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds. The Adviser’s investment decisions are made subject to the direction and supervision of the Board of Trustees. Ultimate decisions as to the investment policy are made by the Trust’s officers and the Trustees.

Under the Agreements, the Adviser is responsible for the day-to-day management of each of the Funds in accordance with their investment objectives and strategies. Furthermore, the Adviser is ultimately responsible for the investment performance of each of the Funds because it allocates each Fund’s assets among the various asset classes and/or sectors and monitors the Funds for any necessary re-balancing or re-allocation. For its services, the Adviser is entitled to receive the following fees:

Fund	Annual Advisory Fee (as a % of average daily net assets)
MDT All Cap Core Fund	0.75%
MDT Balanced Growth Fund	0.75%
MDT Short-Term Bond Fund	0.40%
MDT Tax Aware/All Cap Core Fund	1.00%
MDT Large Cap Growth Fund	0.75%
MDT Mid Cap Growth Fund	0.90%
MDT Small Cap Core Fund	1.25%
MDT Small Cap Growth Fund	1.25%
MDT Small Cap Value Fund	1.25%

In addition to the services provided by the Adviser pursuant to the Agreements, the Adviser may, from time to time, provide the Funds with office space for managing their affairs, with the services of required personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Funds for any costs incurred.

The Adviser has also entered into an Expense Waiver and Reimbursement contract in which it has agreed to keep each of the Fund’s expenses to a certain minimum (as described in the Fee Tables for the Funds). Under the Expense Waiver and Reimbursement contract, the Adviser may recapture waived or reimbursed expenses for a three-year period under specified conditions. This contract is in effect for one year and expires on November 30, 2006 for the All Cap Core Fund, the Balanced Growth Fund and the Short-Term Bond Fund, and is in effect for two years and expires on August 31, 2007 for the Tax Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund.

On September 21, 2004, the Board of Trustees performed its annual review of the Agreement for the All Cap Core Fund, the Balanced Growth Fund and the Short-Term Bond Fund. Both in respect of the September 21, 2004 meeting and in approving the Advisory Agreement on behalf of the Tax Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund at a meeting of the Board of Trustees on May 17, 2005, the Board of Trustees, including the Independent Trustees, took into consideration information provided at the relevant meeting, as well as a wide variety of materials relating to the services provided by the Adviser, including reports on each Fund’s investment results; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by Adviser to the Fund (or expected to be provided, in the case of the new Funds). In addition, the Board reviewed information regarding, as applicable, each Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to each Fund.

In deciding to renew or initially approve, as the case may be, the Agreements, the Board of Trustees did not identify any single issue or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

1.  Nature, Extent and Quality of Services

The Adviser, its personnel and its resources. The Board considered the depth and quality of the Adviser’s investment management process, including its sophisticated quantitative methodology; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization (and its ultimate parent); and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Trustees considered the Adviser’s commitment to investing in information technology supporting investment management and compliance. They further considered the Adviser’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Other Services. The Board considered the Adviser’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed; and its attention to matters that may involve conflicts of interest with each Fund.

The Board concluded that the nature, extent and quality of the services provided by the Adviser has benefited and will continue to benefit each Fund and its shareholders.

2.  Investment Performance

With respect to the existing Funds, the Board considered each Fund’s unique, balanced pursuit of its investment objectives and the investment results of each Fund in light of its objectives. The Trustees compared each Fund’s total returns with various independent mutual fund indices. The Board reviewed the investment results of the All Cap Core Fund for the one-year and since inception period ended July 31, 2004 relative to multiple stock market indices and a group of peer funds. They noted that the Fund had outperformed all of the relevant benchmarks during the previous year and only marginally underperformed the indices for the period from the Fund’s inception through July 31, 2004. The Trustees reviewed the performance of the Balanced Growth Fund and noted that the Fund had significantly outperformed equity indices during the year ended July 31, 2004 and only marginally underperformed those equity indices for the period from the Fund’s inception through July 31, 2004 despite a 25-35% allocation to fixed income securities. The Board also noted that the Fund had outperformed its Lipper peers during the periods. The Trustees reviewed the performance of the Short-Term Bond Fund and noted that the Fund had underperformed its relevant benchmarks during the one-year period and the period from the Fund’s inception through July 31, 2004. However, the Trustees noted and discussed the Fund’s conservative posturing relative to the peers and indices during a time where the Adviser believed that the risk-reward profile with respect to interest rates was not in favor of the Fund. The Trustees noted that this posturing was communicated to them and discussed on a quarterly basis as the Board reviewed the performance of each Fund.

In addition, the Board also reviewed information prepared by the Adviser suggesting that each Fund’s returns over these same periods were achieved for materially less risk (measured by reference to volatility).

Finally, with respect to the All Cap Core Fund, the Tax Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund, the Trustees reviewed long-term performance of each strategy and noted the superior performance. The Board ultimately concluded that the Adviser’s performance record in managing each existing Fund indicates that its continued management will benefit the Fund and its shareholders.

3.  Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses of each Fund and compared such amounts with the average fee and expense levels of other funds in the applicable Lipper indices. The Board observed that the advisory fees of the All Cap Core Fund and Balanced Growth Fund were slightly above the median of other mutual funds with similar investment objectives and size according to reports prepared by the Fund’s administrator based on data from Lipper. However, the Trustees noted that the total expense ratios for each of the Funds were below the median of the same peer group. With respect to the Short Term Bond Fund, the Board observed that the advisory fee charged approximately equal to the median of the Lipper peer group of funds with similar size and investment objective, while the total expense ratio was again lower than that of the peer group. The Board noted that, to date, the Adviser has waived significant fees with respect to the All Cap Core Fund, had deferred significant fees for the Balanced Growth Fund and Short-Term Bond Fund while those Funds accumulated assets and would likely waive significant fees for the Tax Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund initially. The Board concluded that the level of the fees charged by the Adviser was appropriate and benefited each Fund and its shareholders. The Board also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with similar investment mandates. The Trustees concluded that although the fees paid by those clients generally were lower than those paid by the Funds, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Funds, and the more comprehensive regulatory regime applicable to mutual funds.

4.  Adviser, Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser, noting that those results were comparable to the reported results of several investment management companies. The Board also received information regarding the structure and manner in which the Adviser’s investment professionals were compensated and the Adviser’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered the Adviser’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees noted that at their present asset size breakpoints in each Fund’s advisory fee structure were not practicable, but that economies of scale in the cost of operations, to the extent they exist, effectively were being shared given the Adviser’s waivers of fees in respect of several of the Funds. The Board concluded that each fund’s cost structure was reasonable.

5.  Ancillary Benefits

The Board considered a variety of other benefits received by the Adviser, including possible ancillary benefits to its institutional management business. The Board reviewed the Adviser’s portfolio trading practices, noting that the Adviser receives the benefit or research provided by broker-dealers executing portfolio transactions on behalf of a Fund, and other soft dollar research benefits.

6.  Conclusions

Based on its review, including their consideration of each of the factors referred to above, the Board concluded that the Agreements are fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received, or will receive, as the case may be, reasonable value in return for the advisory fees paid to the Adviser by the Fund, and that the renewal or initial approval, as the case may be, of the Agreement was in the best interests of each Fund and its shareholders.

Each Fund is actively managed and has no restrictions upon portfolio turnover. Each Fund’s rate of portfolio turnover may be greater than that of many other mutual funds. A 100% annual portfolio turnover would be achieved if each security in a Fund’s portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. Trading also may result in realization of capital gains that would not otherwise be realized, and shareholders are taxed on such gains when distributed from that Fund, whether reinvested or otherwise.

The table below shows the amount of advisory fees paid by the Funds and the amount of fees waived and/or absorbed by the Adviser from commencement of operations through the fiscal year ended July 31, 2004.

All Cap Core Fund	Advisory Fee Accrued	Advisory Fee Paid After Waivers
10/1/02-7/31/03	$93,815	-$12,207
Fiscal Year Ended July 31, 2004	$264,886	$211,525

Balanced Growth Fund	Advisory Fee Accrued	Advisory Fee Paid After Waivers
10/1/02-7/31/03	$181,386	$200,142*
Fiscal Year Ended July 31, 2004	$385,714	$385,714

Short-Term Bond Fund	Advisory Fee Accrued	Advisory Fee Paid After Waivers
10/1/02-7/31/03	$117,579	$108,864
Fiscal Year Ended July 31, 2004	$165,133	$188,441*

*The Advisory Fee that the Adviser received for managing the Fund exceeded the contractual advisory fee because the Adviser was able to recover expenses that it had waived during the organization of the Fund or in the previous fiscal year.

Portfolio Managers
Dr. David M. Goldsmith and Mr. John Sherman are the Portfolio Managers for the Funds. The All Cap Core Fund, the Tax Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund are managed by Dr. Goldsmith. The Balanced Growth Fund is managed by Dr. Goldsmith and John Sherman. The Short-Term Bond Fund is managed by Mr. Sherman.

Dr. David M Goldsmith
Dr. David M. Goldsmith serves as a primary Portfolio Manager of the All Cap Core Fund, the Tax Aware/All Cap Core Fund, the Balanced Growth Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund and the Small Cap Value Fund. The following provides information regarding other accounts managed by Dr. Goldsmith as of May 6, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	6	$14,061,000	1	$9,558,000
Other Accounts	12,309	$2,680,933,000	0	0

Dr. Goldsmith’s compensation is a fixed cash salary that is not based on Fund performance. However, Dr. Goldsmith does receive a cash bonus as part of his compensation that is calculated based on a percentage of the total advisory revenue. Dr. Goldsmith’s compensation also includes a retirement plan, which consists of a 401(k) plan. Dr. Goldsmith’s compensation with respect to services provided to the Funds is no different than compensation he receives for services provided to other accounts.

Mr. John Sherman
Mr. John Sherman serves as a primary Portfolio Manager of the Balanced Growth Fund and the Short-Term Bond Fund. The following provides information regarding other accounts managed by Mr. Sherman as of May 6, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	71	$28,562,000	0	0

Mr. Sherman’s compensation is a fixed cash salary is not based on Fund performance. However, Mr. Sherman does receive a cash bonus based on his general contribution to the Adviser’s business. Mr. Sherman’s compensation also includes a retirement plan, which consists of a 401(k) plan. Mr. Sherman’s compensation with respect to services provided to the Funds is no different than compensation he receives for services provided to other accounts.

The Adviser offers several wealth management models in which their private clients (separately managed accounts) participate. These offerings include portfolios of investment substantially identical to each of the Funds, which could create certain conflicts of interest. As the Funds and any separate accounts managed similarly to the Funds will be managed concurrently, all portfolio transactions are implemented according the Adviser’s trade allocation procedures. These procedures, among other things, These procedures, among other things, insure that all trades for advisory clients (including the Funds) are sized to ensure complete execution in one day. In determining the optimal trade size, the Adviser considers several factors, including the average daily trading volume in the target security and the number of accounts for whom the trade is appropriate. Because all portfolios are optimized individually by the Adviser’s proprietary portfolio management software, block trades are built up portfolio by portfolio. Thus, after the block trade has been fully executed, the trade is allocated according to the original optimizer. In the rare event that a trade is not fully executed in one day, the shares are allocated to client accounts on a pro-rata basis.

As of May 6, 2005, the Portfolio Managers beneficially owned shares of the Funds as follows:

Key: A. None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	$100,001-$500,000
F.	Over $500,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds
	All Cap Core Fund	Tax Aware/All Cap Core Fund	Balanced Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund
David M. Goldsmith	D	A	A	A	A
John Sherman	C	A	C	A	A

	Small Cap Core Fund	Small Cap Growth Fund	Small Cap Value Fund	Short-Term Bond Fund
David M. Goldsmith	A	A	A	A
John Sherman	A	A	A	B

Distribution and Shareholder Servicing

Distributor
Quasar Distributors, LLC (the “Distributor”), a Delaware limited liability company, is the distributor for the shares of the Funds pursuant to a Distribution Agreement (the “Agreement”), among the Trust, Adviser and Distributor dated August 16, 2002. The Agreement was approved by the Board of Trustees, on August 7, 2002. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Shares of each Fund are offered on a continuous basis. The Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.

Distribution Plan
Class A and Class C of the Funds (each a “Class”) have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act approved by the Board of Trustees on May 18, 2005. The Plan authorizes payments by the Class A shares at an annual rate of 0.25% of the average daily net asset value of the Class A shares of the Funds, and payments by the Class C shares at an annual rate of 1.00% of the average daily net asset value of the Class C shares of the Funds. Payments may be made by each Class under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the applicable Class, as determined by the Board. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the applicable Class may finance without the Plan, the Class may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are based upon a percentage of average daily net assets attributable to Class A or Class C regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases Class A and Class C expenses from what they would otherwise be.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board, including a majority of the Independent Trustees, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Interests of Certain Persons

With the exception of the Adviser, in its capacity as the Fund’s investment adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no trustee of the Trust who is not an “interested person” has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Fund

The Board considered various factors in connection with its decision to approve the Plan, including: (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the merits of possible alternative plans or pricing structures; (e) the relationship of the Plan to other distribution efforts of the Fund; and (f) the possible benefits of the Plan to any person relative to those of the Fund.

Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary activities under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Plan was reasonably likely to benefit the Class A and Class C (the “Classes”) and their shareholders in at least one of several potential ways. Specifically, the Board concluded that the Distributor and any person entering into related agreements with the Distributor under the Plan would have little or no incentive to incur promotional expenses on behalf of the Classes if the Plan were not in place to reimburse them, thus making the adoption of the Plan important to the initial success and thereafter, continued viability of the Classes. In addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to the Classes’ shareholders, which would, of course, benefit such shareholders. Finally, the adoption of the Plan would help to increase assets under management in a short amount of time, given the marketing efforts on the part of the Distributor and the other recipients of 12b-1 payments under the Plan to sell the Classes’ shares, which should result in certain economies of scale.

While there is no assurance that the expenditure of the Classes’ assets to finance distribution of the Classes’ shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Classes, it will be able to determine the benefit of such expenditures in deciding whether to continue the Plan.

For the fiscal period ended July 31, 2004, Class A of the All Cap Core Fund (formerly called the “Adviser Class”) paid the following in 12b-1 Expenses:

Expenses	12b-1 Expenses Paid
Advertising/Marketing	$ 0
Printing/Postage	$ 0
Payment to distributor	$ 0
Payment to dealers	$ 10,688
Compensation to sales personnel	$ 0
Other	$ 0
Total	$ 10,688

Service Providers
The Trust entered into a series of agreements whereby certain parties will provide various services to the Funds.

U.S. Bancorp Fund Services, LLC (“USBFS”) acts as transfer agent to the Funds. USBFS’s address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202. The services to be provided by the transfer agent include, either by USBFS or another party pursuant to an agreement with USBFS, processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Funds, day-to-day administration of matters related to the corporate existence of the Funds (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of Shares sold in each State for “Blue Sky” purposes and assistance in the preparation of the Funds’ registration statement under federal and state securities laws.

U.S. Bank, N.A., an affiliate of USBFS, is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust dated as of August 16, 2002 (“Custody Agreement”), whereby the Custodian provides custody services on behalf of the Funds and receives fees from the Funds on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 425 Walnut Street, Cincinnati, Ohio 45202.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust dated September 1, 2005, USBFS also performs certain administrative, accounting and tax reporting functions for the Funds, including the preparation and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the Commission, preparing financial statements for the Annual and Semi-Annual Reports to the Commission and current investors, monitoring the Funds’ expense accruals and performing securities valuations and, from time to time, monitoring the Funds’ compliance with their investment objectives and restrictions.

For the fiscal periods ended July 31, 2004 and July 31, 2003, the following amounts were paid to USBFS for administrative services:

Fund:	Administration Fee Paid
	Fiscal Year ended July 31, 2004	Fiscal Year ended July 31, 2003(1)
All Cap Core Fund	$52,738	$44,656
Balanced Growth Fund	$48,083	$26,753
Short-Term Bond Fund	$38,699	$28,917
                     (1)The inception date of the Funds is October 1, 2002.

Support Payments
The Adviser and its affiliates may from time to time make payments or provide other compensation to selected participating brokers and other financial intermediaries as compensation for the sale or servicing of Class A, Class C and Institutional Class shares of the Funds including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the Funds on the financial intermediaries’ preferred or recommended fund list, granting the Adviser access to the financial intermediaries’ financial consultants, providing assistance in training and educating the financial intermediaries’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, and/or a particular class of shares, during a specified period of time. The Adviser may also make payments to one or more participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Funds and the quality of the financial intermediary’s relationship with the Adviser.

The additional payments described above are made from the Adviser’s (or its affiliates’) own assets pursuant to agreements with financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary's client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sales of shares of mutual funds (or non-mutual fund investments) not making such payments. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Code of Ethics
The Trust, the Adviser and the Distributor have adopted Codes of Ethics that govern the conduct of employees of the Trust, the Adviser and the Distributor who may have access to information about the Funds’ securities transactions. The Codes recognize that such persons owe a fiduciary duty to the Funds’ shareholders and must place the interests of shareholders ahead of their own interests. These Codes permit, subject to certain conditions, personnel of these entities to invest in securities that may be purchased or held by the Fund.” Among other things, the Codes require pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by a Fund or other Advisory clients; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings. Violations of the Codes are subject to review by the Trustees and could result in severe penalties.

Proxy Voting Procedures
The Adviser provides a voice on behalf of shareholders of the Funds. The Adviser views the proxy voting process as an integral part of the relationship with the Funds. The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Funds delegate their authority to vote proxies to the Adviser, subject to the supervision of the Board of Trustees. The Funds’ proxy voting policies are summarized below.

Policies of the Fund’s Investment Adviser
It is the Adviser’s policy to vote all proxies received by the Funds in a timely manner. Upon receipt of each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

The Adviser’s proxy voting procedures adhere to the following broad principles:
•	Voting rights have economic value and must be treated accordingly. This means fiduciaries (the Adviser) have a duty to vote proxies in those cases where fiduciary responsibility has been delegated.
•	Proxy voting matters are conducted in the best interests of the client, and any material conflicts are resolved in accordance with the client’s best interests.
•
The Adviser generally expects to vote its proxies in favor of the position recommended by management and the board of directors of a portfolio company, so long as the position of company management would not adversely affect the value of the investment and in the best interest of the Adviser’s clients.

•	Each vote is cast on an individual, case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.
•
Proxy voting procedures are developed by the Adviser in accordance with the nature of the Adviser’s advisory business, with particular attention paid to the types of client portfolios managed, and any specific policies adopted by the Adviser’s clients.

•	Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions, and maintain records of proxy voting.

The Board of Trustees of the Funds has approved the Adviser’s proxy voting policies and procedures. The Board of Trustees will monitor the implementation of these policies to ensure that the Adviser’s voting decisions:

•	Are consistent with the Adviser’s fiduciary duty to the Funds and their shareholders;

•	Seek to maximize shareholder return and the value of Fund investments;

•	Promote sound corporate governance; and

•	Are consistent with the Funds’ investment objective and policies.

Conflicts of Interest
The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Adviser and the interests of the Fund, the Adviser will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the part of the Adviser;
2.	Disclose the conflict to the Independent Trustees of the Fund and obtain their direction on how to vote the proxy; or
3.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

In the event of a conflict between the interests of the Adviser and the Funds, the Adviser’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies. The Board has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

More Information

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-86-OPTIMUM-Q or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-86-OPTIMUM-Q and will be sent within three business days of receipt of a request.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Valuation of Shares
Shares of the Funds are sold on a continual basis at the NAV per share next computed following acceptance of an order by the Funds. The Funds’ NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in any Fund’s securities that its NAV might be materially affected. For a description of the methods used to determine the share price, see “Valuation of Fund Shares” in the Funds’ Prospectuses.

An example of how the Funds calculated their total offering price per share as of July 31, 2004 is as follows:

Net Assets	=	Net Asset Value per share
Shares Outstanding

All Cap Core Fund - Institutional Class

$31,532,451	=	$13.55
2,326,305

All Cap Core Fund - Class A

$9,628,390	=	$13.52
712,175

Balanced Growth Fund - Institutional Class

$53,814,830	=	$12.82
4,198,431

Short-Term Bond Fund - Institutional Class

$37,905,494	=	$9.63
3,934,602

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® National Market and Small Capsm exchanges (“NASDAQ”) for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the Fund is open for business (“Business Day”)). Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Information about the market value of each portfolio security may be obtained by the Adviser from an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Other fixed-income securities that have a maturity of greater than 60 days are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed-income securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which approximates market value and involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield that would result from investment in a company utilizing solely market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply during a period of rising interest rates.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using procedures and methods determined by the Board of Trustees.

Purchase and Redemption of Shares
Detailed information on the purchase and redemption of shares is included in the Prospectuses. Shares of each Fund are sold at the next price calculated after receipt of an order for purchase. In order to purchase shares of a Fund, you must invest the initial minimum investment as described in the Prospectuses. You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

Each of the Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of the Funds or their shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted as determined by the SEC; (ii) for any period during which an emergency, as determined by the SEC, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Funds’ shareholders. Additionally, the Funds charge a redemption fee of 2.00% on shares redeemed within one month of purchase, except for the Tax Aware/All Cap Core Fund, which charges a 2.00% redemption fee on shares redeemed within six months of purchase, and the Short-Term Bond Fund, which charges a redemption fee of 2.00% on shares redeemed within 10 days of purchase.

Exchanges
You may exchange all or a portion of your investment from any class of shares of a Fund to the same class of shares of any other Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. The Funds’ transfer agent charges a $5.00 fee for each exchange via telephone. Call the Funds (toll-free) at 1-86-OPTIMUM-Q (1-866-784-6867) to learn more about exchanges.

Redemption In Kind
The Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net asset value in securities instead of cash. The securities will be selected in a manner that the Board deems fair and equitable. If a redemption is made in kind, a shareholder receiving securities could receive less than the redemption value thereof and could incur certain transaction costs.

Initial Sales Charges
As stated in the Class A and C shares Prospectus, if you purchase Class A shares of a Fund you will pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge. The sales charge is used to compensate distributors and dealers for expenses incurred in the distribution of the Funds’ Class A shares.

The following table shows the initials sale charges and dealer’s commissions as a percentage of the offering price for the Class A Shares of the All Cap Core Fund, the Tax-Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund, the Small Cap Core Fund and the Balanced Growth Fund:

Class A Shares	Initial Sales Charge		Dealer’s Commission
When you invest this amount	This sales charge makes up this % of the offering price*	Which equals this % of your net investment*	As a % of the offering price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.80%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1 million	2.00%	2.04%	1.60%
*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

The following table shows the initials sale charges and dealer’s commissions as a percentage of the offering price for the Class A shares of the Short-Term Bond Fund:

Class A Shares	Initial Sales Charge		Dealer’s Commission
When you invest this amount	This sales charge makes up this % of the offering price*	Which equals this % of your net investment*	As a % of the offering price
Under $50,000	2.25%	2.30%	2.00%
$50,000 but under $100,000	2.00%	2.04%	1.75%
$100,000 but under $250,000	1.75%	1.78%	1.50%
$250,000 but under $500,000	1.25%	1.27%	1.00%
$500,000 but under $1 million	1.00%	1.01%	0.75%
*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales charge waivers. Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain payments. You will not have to pay a sales charge on purchases of Class A shares if:

•	You are an employee of the Adviser;

•	You are an employee of a broker-dealer or agent that has a selling agreement with the distributor;

•	You are a client of a broker-dealer or agent that has arrangements with the distributor through its selling agreement; or

•	The sales charge is voluntarily waived under certain circumstances by your broker-dealer or agent at their discretion.

Investments of $1 Million or More in Class A Shares
If you invest $1 million or more as a lump sum or through the programs described in the Prospectus, or have accounts with an accumulated value of $1 million or more for the Class A shares of the Funds, you can purchase Class A shares without an initial sales charge. However, there will be a contingent deferred sales charge of 1.00% on such shares sold within 18 months for the All Cap Core Fund, the Tax Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Balanced Growth Fund, and 0.75% on such shares sold within 18 months for the Short-Term Bond Fund. A “finder’s fee” of 1.00% for All Cap Core Fund, the Tax Aware/All Cap Core Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small Cap Core Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Balanced Growth Fund and 0.75% for the Short-Term Bond Fund will be paid to the dealer on investments in the Fund of $1 million or more.

Contingent Deferred Sales Charge
There is a contingent deferred sales charge (“CDSC”) on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell the shares in the order that they were purchased.

The CDSC is not charged on:

•	shares purchased by employees of the Adviser;

•	shares purchased by reinvesting your dividends or distributions of short or long-term capital gains;

•	shares held for more than 365 days after purchase;

•	redemptions made following death or disability (as defined by the IRS); or

•	redemptions made as minimum required distributions under an IRA or other retirement plan to a shareholder who is 70 ½ years old or older.

Portfolio Transactions
Assets of a Fund are invested by the Adviser in a manner consistent with its investment objective, strategies, policies and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities (consisting principally of shares of other mutual funds) and for taking all steps necessary to implement securities transactions on behalf of a Fund.

In connection with its duties to arrange for the purchase and sale of portfolio securities, the Adviser will select such broker-dealers who will, in the Adviser’s judgment, implement each Fund’s policy to achieve best execution at the best available price.

When allocating transactions to broker-dealers, the Adviser is authorized to consider, in determining whether a particular broker-dealer will provide best execution, the broker-dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more broker-dealers, the Adviser is authorized in making such allocation, to consider whether a broker-dealer has provided research services, as further discussed below, Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparison of the performance of the Funds to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services. The Funds recognize that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to a Fund or other accounts of the Adviser, and that such research received by such other accounts may or may not be useful to the Funds.

The Adviser will cause the Funds to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that a better price or execution may be obtained by paying such commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

Under the 1940 Act, the Funds may not purchase portfolio securities from any underwriting syndicate of which the Distributor as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 thereunder. These conditions relate, among other things, to the reasonableness of the broker-dealer spread, the amount of securities that may be purchased from any one issuer, and the amount of a Fund’s assets that may be invested in a particular issue. The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Funds’ Board of Trustees, including a majority of the Funds’ Board of Trustees who are not interested persons of the Trust as defined by the 1940 Act.

The Trust may also enter into arrangements, commonly referred to as “brokerage/service arrangements” with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Funds in exchange for fund brokerage. Under a typical brokerage/service arrangement, a broker agrees to pay a portion a Fund’s custodian, administrative or transfer agency fees, etc., and, in exchange, the Fund agrees to direct a minimum amount of brokerage to the broker. The Adviser, on behalf of the Trust, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.
The same security may be suitable for a Fund, another portfolio series of the Trust or other private accounts managed by the Adviser. If and when a Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the accounts. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

The Board of Trustees will review quarterly the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each of the Funds. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by a Fund are reasonable in relation to the benefits received by a Fund taking into account the competitive practices in the industry.

The brokerage commissions paid by the Funds for the following fiscal periods ended July 31were:

	Total Brokerage Fee Paid
Fund:	2004	2003
All Cap Core Fund	$96,652	$73,860
Balanced Growth Fund	$84,040	$92,614
Short-Term Bond Fund	$0	$0

For the fiscal period ended July 31, 2004, the Funds paid the following brokerage commissions to brokers who also provided research services:

Fund:	Fees paid for Soft Dollar Arrangements
All Cap Core Fund	$73,679
Balanced Growth Fund	$65,335
Short-Term Bond Fund	$0

Portfolio Turnover
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A portfolio turnover 100% or more generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Funds had the following portfolio turnover rates from commencement of operations through the fiscal year ended July 31, 2004:

	Portfolio Turnover Rates
Fund:	2004	2003
All Cap Core Fund	95.80%	171.64%
Balanced Growth Fund	78.44%	124.13%
Short-Term Bond Fund	96.92%	68.89%

Tax Considerations
The following is a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here are not intended as substitutes for careful tax planning. You should consult your personal tax adviser to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.

Each Fund qualifies and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, each Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which the Fund could buy or sell futures contracts and options may be limited by this requirement.

The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

By law, each Fund must withhold a percentage of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the Fund to do so. Ordinarily, distributions and redemption proceeds earned by Fund shareholders are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, each Fund may be required to withhold federal income tax (“backup withholding”) from all dividend, capital gain and/or redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectuses.

As a result of the recent federal tax legislation, qualifying distributions occurring in 2003 and later paid out of each Fund’s investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income and short-term capital gain. Because a portion of each Fund’s income may consist of dividends paid by U.S. corporations, a portion of the distributions paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held shares of the Fund. Any loss that is realized and allowed on redemption of shares of a Fund less than six months from the date of purchase of such shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. The Internal Revenue Code of 1986, as amended contains special rules on the computation of a shareholder’s holding period for this purpose. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Distributions will be taxable as described above, whether paid in shares or in cash. Each distribution will be accompanied by a brief explanation of the form and character of the distribution. Shareholders will be notified annually as to the federal income tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the NAV of the shares received.

A distribution may be taxable to a shareholder even if the distribution reduces the NAV of the shares held below their cost (and is in an economic sense a return of the shareholder’s capital). This is more likely when shares are purchased shortly before an annual distribution of capital gain or other earnings.

Calculation of Performance Data

Average Annual Total Return

Average annual total return quotations used in the Funds’ prospectuses are calculated according to the following formula:

P(1+T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)

The Funds’ quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payments of $1,000; “T” equals average annual total return (after taxes on distributions); “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

The Funds’ quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payments of $1,000; “T” equals average annual total return (after taxes on distributions and redemptions); “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

Counsel
Paul, Hastings, Janofsky & Walker, LLP, 55 Second Street, 24th Floor, San Francisco, California, 94105 serves as counsel to the Trust and has passed upon the legality of the shares offered by the Funds’ Prospectuses.

Independent Registered Public Accounting Firm and Financial Statements
PricewaterhouseCoopers LLP has been selected as the independent registered public accounting firm of the Trust. As such, it is responsible for auditing the financial statements of the Funds. The Funds’ financial statements for the fiscal year ended July 31, 2004 are incorporated herein by reference to the Funds’ Annual Report dated July 31, 2004. The Funds’ unaudited financial statements for the fiscal period ended January 31, 2005 are incorporated herein by reference to the Funds’ Semi-annual report dated January 31, 2005.

APPENDIX

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:

“A-1” - This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

“A-2” - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

“A-3” - Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

“B” - Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

“C” - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

“D” - Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade to indicate the relative repayment ability of rated issuers:

  “Prime-1” - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s short-term debt credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

Short-term debt credit ratings assess the capacity to meet foreign currency or local currency commitments. Both “foreign currency” and “local currency” ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state’s currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

Notes: “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to Short-term ratings other than ‘F1’.
‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Thomson Bank Watch assigns Short-Term Debt Ratings to specific debt instruments with original maturities of one year or less. These ratings incorporate basically the same factors used for the BankWatch Issuer Ratings. There is one major difference, however: the Short-Term Debt Ratings put a greater emphasis on the likelihood of government support.

Thomson Bank Watch ratings represent an assessment of the likelihood of an untimely payment of principal and interest. Important factors that may influence this assessment are the overall financial health of the particular company, and the probability that the government will come to the aid of a troubled institution in order to avoid a default or failure. The probability of government intervention stems from four primary factors:

▪	Government guarantees

▪	Government or quasi-government ownership or control

▪	The degree of concentration in the banking system

▪	Government precedent

As with the Issuer Ratings, the Short-Term Debt Ratings incorporate both qualitative and quantitative factors. The ratings are not meant to be “pass/fail’ but rather to provide a relative indication of creditworthiness. Therefore, obligations rated TBW-3 are still considered investment-grade.

These Short-Term Debt Ratings can also be restricted to local currency instruments. In such cases, the ratings will be preceded by the designation LC for Local Currency. Short-Term Debt Ratings are based on the following scale and the definitions are:

“TBW-1”          “LC-1”
The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

“TBW-2”          “LC-2”
The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated

TBW-1.

“TBW-3”          “LC-3”
The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

“TBW-4”          “LC-4”

The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Standard & Poor’s

Standard & Poor’s issue credit ratings based in varying degrees, on the following considerations:

1.	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.	Nature of and provisions of the obligation; and
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

“AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” And “C” - Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“c” - The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

“p” - The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* - Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

“r”- The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. - Not Rated - Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s uses the following categories for long-term obligations.

“Aaa” - Bonds that are rated “Aaa” to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” - Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds that are rated “Baa” considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” - Bonds that are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” - Bonds that are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

“Caa” - Bonds that are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” - Bonds that are rated “Ca” represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” - Bonds that are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s long-term debt credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

Long-term debt credit ratings assess the capacity to meet foreign currency or local currency commitments. Both “foreign currency” and “local currency” ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state’s currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

Investment Grade

AAA  Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e. below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Notes: “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or to categories below ‘CCC’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Long-Term Debt Ratings assigned by Thomson Financial BankWatch also weigh heavily government ownership and support. The quality of both the company’s management and franchise are of even greater importance in the Long-Term Debt Rating decisions. Long-Term Debt Ratings look out over a cycle and are not adjusted frequently for what we believe are short-term performance aberrations.

Long-Term Debt Ratings can be restricted to local currency debt - ratings will be identified by the designation LC. In addition, Long-Term Debt Ratings may include a plus (+) or minus (-) to indicate where within the category the issue is placed. BankWatch Long-Term Debt Ratings are based on the following scale:

Investment Grade

“AAA”          “LC-AAA”
Indicates that the ability to repay principal and interest on a timely basis is extremely high.

“AA”           “LC-AA”
Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

“A”           “LC-A”
Indicates that the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BBB”          “LC-BBB”
The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. “BBB” issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade - may be speculative in the likelihood of timely repayment of principal and interest

“BB”          “LC-BB”
While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

“B”          “LC-B”
Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

“CCC”          “LC-CCC”
Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

“CC”          “LC-CC”
“CC” is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

“D”           “LC-D”
Default.

Municipal Note Ratings

A Standard and Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - Speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.